UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2012

C&J ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35255	20-5673219
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10375 Richmond Ave, Suite 2000 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 260-9900

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Forms of Equity Award Agreement pursuant to the C&J Energy Services, Inc. 2012 Long-Term Incentive Plan

On June 18, 2012, the Compensation Committee (“Compensation Committee”) of the Board of Directors of C&J Energy Services, Inc. (the “Company”) approved and adopted forms of award agreement for non-statutory stock option (“option”) awards and restricted stock awards (each an “Award Agreement” and, collectively, the “Award Agreements”) under the C&J Energy Services, Inc. 2012 Long-Term Incentive Plan (the “2012 LTIP”) in connection with determining equity awards for the Company’s officers and directors for 2012. Set forth below is a brief description of the terms of the Award Agreements applicable to the Company’s named executive officers (as defined by Item 402 of Regulation S-K, herein the “Executive Officers”). This description is subject to and qualified in its entirety by reference to the actual text of the Award Agreements applicable to the Executive Officers, complete copies of which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K and incorporated herein by reference, and by reference to the 2012 LTIP, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 1, 2012 and incorporated herein by reference.

Non-Statutory Stock Option Agreement for Certain Executive Officers; Non-Statutory Stock Option Agreement with Restrictive Covenants

Two forms of Award Agreement for option awards are applicable to the Executive Officers. The two forms are substantially similar except that one form takes into account that the Executive Officer who will be a party to the Award Agreement is also a party to an employment agreement with the Company. For those Executive Officers who are party to an employment agreement with the Company, to the extent that the employment agreement includes provisions that govern the treatment of options in the case of a termination of service or a change of control, or otherwise, the provisions of the employment agreement will govern to the extent applicable. To the extent the employment agreement does not include such provisions, the provisions of the Award Agreement will govern.

The Compensation Committee may determine the number of shares in respect of an option and the vesting schedule applicable to that award. All options will expire ten years after the date of grant, unless terminated earlier as a result of the Executive Officer’s termination of employment. In the event the Executive Officer is terminated (other than by reason of the Executive Officer’s death or disability), except as may be provided in the Executive Officer’s employment agreement, or as otherwise determined by the Compensation Committee, the portion of the option that was not previously vested will be cancelled and forfeited. If the Executive Officer dies or becomes disabled, the portion of the option that would have vested on the next applicable vesting date will automatically become vested and exercisable. The Executive Officer may exercise the vested portion of his option at any time while the Executive Officer remains an employee of the Company, and, generally, for 90 days following his termination of employment. If the Executive Officer’s employment is terminated by the Company for Cause (as defined in the 2012 LTIP or the Executive Officer’s employment agreement, as applicable), the option award will be forfeited in its entirety, including any vested and unvested portions.

The Award Agreement also includes certain restrictive covenants which prohibit the Executive Officer from, among other things, at any time disclosing confidential Company information, except as may be permitted by the Company, making disparaging comments about the Company or its staff or stockholders, or transferring the option, except in limited circumstances. In addition, the Executive

Officer is prohibited from engaging in any competitive activity or soliciting any of the Company’s customers or employees during the period of the Executive Officer’s employment or within two years following the termination of his employment. If the Executive Officer violates these restrictive covenants, or if the Executive Officer is terminated for cause, the Company may, by written notice to the Executive Officer, terminate the outstanding option. In addition, if the violation occurs during the period of the Executive Officer’s employment or within two years following termination of his employment, the Company may also recover from the Executive Officer any income he received as a result of exercising his options in the previous two years, as well as any subsequent earnings if the underlying shares have since been sold.

Restricted Stock Agreement for Certain Executive Officers; Restricted Stock Agreement with Restrictive Covenants

The Compensation Committee also approved two forms of Award Agreement for restricted stock awards applicable to the Executive Officers. The two forms are substantially similar except that one form takes into account the Executive Officer’s employment agreement with the Company and, in this case, applies any provisions in the employment agreement regarding the treatment of equity-based awards upon a termination of service or a change of control to the treatment of the restricted stock in similar circumstances. To the extent the employment agreement does not include such provisions, the provisions of the Award Agreement will govern.

The Compensation Committee may determine the number of shares of restricted stock subject to the award and the schedule by which the restricted stock will vest (i.e., become non-forfeitable) and the applicable transfer restrictions will lapse. In the event the Executive Officer’s employment is terminated other than by reason of the Executive Officer’s death or disability, except as may be set forth in the Executive Officer’s employment agreement or as otherwise determined by the Compensation Committee, the restricted stock that remains unvested and subject to restrictions at the time of termination will be cancelled and forfeited. If the Executive Officer dies or becomes disabled, the restricted stock will vest and all transfer restrictions will lapse with respect to those shares of restricted stock that would have vested on the next applicable vesting date. Beginning at the time of grant, the Executive Officer will generally enjoy the rights of a stockholder with respect to the shares of restricted stock, except that any dividends paid will be subject to the same vesting and transfer restrictions as the underlying shares of restricted stock.

The forms of restricted stock Award Agreement applicable to the Executive Officers also include restrictive covenants similar to those included in one of the forms of Award Agreement for option awards, as described above. In the case of restricted stock, under the Award Agreement, if the Executive Officer is terminated for Cause or violates the restrictive covenants during the period of his employment or within two years following termination of his employment, the Company may cancel the restricted stock still subject to transfer restrictions and, with respect to shares for which vesting occurred during the prior two years, seek to recover the value of underlying shares.

Equity Awards Pursuant to the C&J Energy Services, Inc. 2012 Long-Term Incentive Plan

On June 18, 2012, the Compensation Committee approved a grant of options and restricted stock to, among other persons, all of the Executive Officers under the Company’s 2012 LTIP, subject to the effectiveness of a Registration Statement on Form S-8 with respect to the 2012 LTIP. The grant of options and restricted stock to each Executive Officer was made on June 19, 2012 (the “Grant Date”), pursuant to the applicable form of Award Agreement, complete copies of which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K and incorporated herein by reference.

The Compensation Committee granted (i) 29,583 options and 155,787 shares of restricted stock to Joshua E. Comstock, the Company’s Chairman of the Board, President and Chief Executive Officer; (ii) 17,034 options and 89,705 shares of restricted stock to Randall C. McMullen, Jr., the Company’s Executive Vice President, Chief Financial Officer, Treasurer and a Director; (iii) 3,167 options and 16,675 shares of restricted stock to Bretton W. Barrier, the Company’s Chief Operating Officer; (iv) 6,610 options and 34,809 shares of restricted stock to Theodore R. Moore, the Company’s Vice President, General Counsel and Corporate Secretary; and (v) 1,900 options and 10,005 shares of restricted stock to J.P. “Pat” Winstead, the Company’s Vice President-Sales and Marketing. The exercise price of the options and fair market value of the restricted stock granted to the Executive Officers is $18.89, which represents the closing price of the Company’s common stock on the NYSE on the Grant Date.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

4.1*	Form of Non-Statutory Stock Option Award Agreement for Certain Executive Officers with Employment Agreements, pursuant to the C&J Energy Services, Inc. 2012 Long-Term Incentive Plan.

4.2*	Form of Non-Statutory Stock Option Agreement for Certain Executive Officers (with Restrictive Covenants), pursuant to the C&J Energy Services, Inc. 2012 Long-Term Incentive Plan.

4.3*	Form of Restricted Stock Award Agreement for Certain Executive Officers with Employment Agreements, pursuant to the C&J Energy Services, Inc. 2012 Long-Term Incentive Plan.

4.4*	Form of Restricted Stock Agreement for Certain Executive Officers (with Restrictive Covenants), pursuant to the C&J Energy Services, Inc. 2012 Long-Term Incentive Plan.

10.1	C&J Energy Services, Inc. 2012 Long-Term Incentive Plan, effective as of April 5, 2012, adopted by the Board of Directors and approved by the Stockholders on May 29, 2012 (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on June 1, 2012 (File No. 001-35255)).

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&J ENERGY SERVICES, INC. (Registrant)

Date: June 21, 2012	By:	/s/ Theodore R. Moore
Theodore R. Moore
Vice President — General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1*	Form of Non-Statutory Stock Option Award Agreement for Certain Executive Officers with Employment Agreements, pursuant to the C&J Energy Services, Inc. 2012 Long-Term Incentive Plan.

4.2*	Form of Non-Statutory Stock Option Agreement for Certain Executive Officers (with Restrictive Covenants), pursuant to the C&J Energy Services, Inc. 2012 Long-Term Incentive Plan.

4.3*	Form of Restricted Stock Award Agreement for Certain Executive Officers with Employment Agreements, pursuant to the C&J Energy Services, Inc. 2012 Long-Term Incentive Plan.

4.4*	Form of Restricted Stock Agreement for Certain Executive Officers (with Restrictive Covenants), pursuant to the C&J Energy Services, Inc. 2012 Long-Term Incentive Plan.

10.1	C&J Energy Services, Inc. 2012 Long-Term Incentive Plan, effective as of April 5, 2012, adopted by the Board of Directors and approved by the Stockholders on May 29, 2012 (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on June 1, 2012 (File No. 001-35255)).
*	Filed herewith